Exhibit 99.1

For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	George Boyan, EVP and CFO
July 14, 2021	(908) 713-4565

     Unity Bancorp Reports

Quarterly Earnings of $8.4 Million

Clinton, NJ, July 14, 2021 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $8.4 million, or $0.80 per diluted share, for the quarter ended June 30, 2021, a 62.8% increase compared to net income of $5.2 million, or $0.47 per diluted share for the prior year’s second quarter. For the six months ended June 30, 2021, Unity reported net income of $16.9 million, or $1.60 per diluted share, a 60.5% increase compared to $10.5 million or $0.96 per diluted share for the prior year’s period.

Second Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $2.9 million to $18.4 million for the quarter ended June 30, 2021, compared to $15.5 million for the prior year’s quarter, due to SBA PPP loans, commercial loan growth and a reduction in the cost of funds.
●	Net interest margin (“NIM”) increased to 4.03% for the quarter ended June 30, 2021, compared to 3.73% for the prior year’s quarter and decreased six basis points from 4.09% in the prior sequential quarter ended March 31, 2021.
●	The Company reported no provision for loan losses for the quarter ended June 30, 2021 compared to the prior year’s quarter. The provision for loan losses decreased $3.5 million for the six months ended June 30, 2021 compared to the prior year’s period. The decreases were due to an improved economic environment.
●	Noninterest income increased $84 thousand to $2.9 million compared to the prior year’s quarter, primarily due to increased gains on SBA loan sales. Noninterest income decreased $831 thousand compared to the prior sequential quarter, primarily due a decrease in sales of residential mortgage loans. For the quarter ended June 30, 2021 SBA loan sales totaled $3.6 million with net gains of $496 thousand.
●	Noninterest expense increased $1.3 million to $10.5 million compared to the prior year’s quarter and increased $658 thousand compared to the prior sequential quarter. The increases were primarily due to increased expenses related to a deferred compensation adjustment and increased advertising expenses.
●	The effective tax rate was 22.7% compared to 22.3% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $26.2 million, or 1.6%, from year-end 2020 to $1.7 billion at June 30, 2021. The increase was primarily due to increases in commercial, SBA PPP and residential construction loans. Residential mortgage loans decreased 9.7% due to prepayments.
●	Total deposits increased $36.4 million, or 2.3%, from year-end 2020 to $1.6 billion at June 30, 2021. The Company’s deposit composition at June 30, 2021 consisted of 32.5% in savings deposits, 30.7% in noninterest-bearing demand deposits, 23.7% in time deposits and 13.1% in interest-bearing demand deposits.
●	Borrowed funds decreased $35.0 million to $165.0 million at June 30, 2021, due to decreased FHLB advances.
●	Shareholders’ equity was $188.8 million at June 30, 2021 compared to $173.9 million at year-end 2020.
●	Book value per common share was $18.12 as of June 30, 2021. During the second quarter, the Company repurchased 40,434 shares of common stock for a total cost of $874 thousand.
●	At June 30, 2021, the Community Bank Leverage Ratio was 10.11%.
●	Net nonperforming assets were $9.5 million at June 30, 2021, compared to $11.7 million at December 31, 2020. Most of the nonperforming assets are residential loans, the resolution of which has been impacted by foreclosure restrictions due to COVID-19. The allowance to total loans ratio excluding SBA PPP loans was 1.50% at June 30, 2021.

Paycheck Protection Program Loans

As of June 30, 2021, the Company funded 955 Small Business Administration Paycheck Protection Program Round 2 loans, totaling $101.0 million. This is in addition to the 1,224 SBA PPP loans, totaling $143.0 million funded during the year ended December 31, 2020.

The table below summarizes SBA PPP loans as of June 30, 2021:

	Round 1		Round 2		Total
	$	#	$	#	$	#
Funded	143,001	1,224	101,048	955	244,049	2,179
Forgiven	105,106	901	6,568	17	111,674	918
Outstanding	37,895	323	94,480	938	132,375	1,261

Loan Deferrals

The Bank worked with borrowers who were unable to meet their contractual obligations because of the effects of COVID-19. By June 30, 2021, $5.7 million in loans were on deferral. Some loan deferrals are expected for the duration of 2021.

The table below summarizes loan deferrals as of June 30, 2021:

(In thousands)	Total Loan Portfolio balance	Full Deferrals	Principal Only Deferrals	Total Loans in Deferral	% Deferrals to Total Loans
SBA loans held for sale	$11,314	$—	$—	$—	0.00%
SBA loans held for investment	38,114	—	—	—	0.00%
SBA PPP loans	132,375	—	—	—	0.00%
Commercial loans	885,566	—	5,508	5,508	0.62%
Residential mortgage loans	422,188	231	—	231	0.05%
Consumer loans	64,557	—	—	—	0.00%
Residential construction loans	99,874	—	—	—	0.00%
Total loans	$1,653,988	$231	$5,508	$5,739	0.35%

Other Highlights

Unity Bank has been named one of the 2021 Best Places to Work in New Jersey – the only bank in New Jersey to make the prestigious list. It is the fifth year in a row that Unity has been honored by the survey and awards program, which identifies, recognizes and honors the top places of employment in New Jersey that benefit the state's economy, workforce and businesses.

Unity Bank donated $50,000 to St. Jude Children’s Research Hospital® as part of the Inspiration4 campaign, a $200 million fundraising initiative inspired by the world’s first all-civilian mission to space. Jared Isaacman, Founder and Chief Executive Officer of Shift4 Payments (NYSE: FOUR), headquartered in Allentown, Pa., is funding the historic three-day journey in space to support the lifesaving mission of St. Jude: Finding cures. Saving children.®

Unity Bank was the top ranked New Jersey community bank on the recently published American Banker magazine list of the Top 200 Publicly Traded Community Banks with less than $2 billion in assets. Unity was ranked 20th nationally on the respected industry list, which reviewed 511 institutions throughout the U.S.

On May 21, 2021, the Company announced a cash dividend of $0.09 per common share, an increase of 12.5%, payable on June 25, 2021, to shareholders of record as of June 11, 2021.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $2.0 billion in assets and $1.6 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

June 30,2021

				Jun. 30, 2021 vs.
				Dec. 31, 2020	Jun. 30, 2020
(In thousands, except percentages and per share amounts)	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020%		%
BALANCE SHEET DATA:
Total assets	$1,973,311	$2,004,818	$1,900,774	(1.6)%	3.8%
Total deposits	1,594,316	1,628,393	1,483,457	(2.1)	7.5
Total loans	1,653,988	1,668,448	1,592,507	(0.9)	3.9
Total securities	37,054	34,551	54,888	7.2	(32.5)
Total shareholders' equity	188,756	181,186	166,607	4.2	13.3
Allowance for loan losses	22,801	22,965	20,234	(0.7)	12.7

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$10,884	$11,442	$6,659	(4.9)	63.4
Provision for income taxes	2,466	2,946	1,488	(16.3)	65.7
Net income	$8,418	$8,496	$5,171	(0.9)	62.8

Net income per common share - Basic	$0.81	$0.81	$0.48	—	68.8
Net income per common share - Diluted	$0.80	$0.80	$0.47	—	70.2

Performance ratios:
Return on average assets	1.77%	1.85%	1.19%
Return on average equity	18.29%	19.51%	12.59%
Efficiency ratio	49.06%	45.74%	50.27%
Net interest margin	4.03%	4.09%	3.73%
Noninterest expense to average assets	2.19%	2.13%	2.10%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$22,325		$13,625		63.9
Provision for income taxes	5,411		3,086		75.3
Net income	$16,914		$10,539		60.5

Net income per common share - Basic	$1.62		$0.97		67.0
Net income per common share - Diluted	$1.60		$0.96		66.7

Performance ratios:
Return on average assets	1.81%		1.25%		44.8
Return on average equity	18.88%		12.91%		46.2
Efficiency ratio	47.39%		51.34%		(7.7)
Net interest margin	4.06%		3.82%		6.3
Noninterest expense to average assets	2.16%		2.19%		(1.4)

SHARE INFORMATION:
Market price per share	$22.05	$22.00	$14.30	0.2	54.2
Dividends paid	$0.09	$0.08	$0.08	13	12.5
Book value per common share	$18.12	$17.38	$15.53	4.3	16.7
Average diluted shares outstanding (QTD)	10,569	10,565	10,888	0.0	(2.9)

CAPITAL RATIOS:
Total equity to total assets	9.57%	9.04%	8.77%
Community bank leverage ratio	10.11%	10.19%	10.01%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$9,685	$11,788	$10,184	(17.8)	(4.9)
QTD net chargeoffs to QTD average loans	0.04%	0.16%	(0.09)%

Allowance for loan losses to total loans	1.38%	1.38%	1.27%
Nonperforming assets to total loans	0.59%	0.71%	0.59%
Nonperforming assets to total assets	0.49%	0.59%	0.54%

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

June 30,2021

				June 30, 2021 vs.
				December 31,	June 30,
	June 30,	December 31,	June 30,	2020	2020
(In thousands, except percentages)	2021	2020	2020	%	%
ASSETS
Cash and due from banks	$24,527	$22,750	$24,066	7.8%	1.9%
Federal funds sold and interest-bearing deposits	197,325	196,561	162,617	0.4	21.3
Cash and cash equivalents	221,852	219,311	186,683	1.2	18.8
Securities:
Securities available for sale	32,810	45,617	53,102	(28.1)	(38.2)
Securities held to maturity	2,000	—	—	100.0	100.0
Equity securities	2,244	1,954	1,786	14.8	25.6
Total securities	37,054	47,571	54,888	(22.1)	(32.5)
Loans:
SBA loans held for sale	11,314	9,335	10,602	21.2	6.7
SBA loans held for investment	38,114	39,587	36,966	(3.7)	3.1
SBA PPP loans	132,375	118,257	136,039	11.9	(2.7)
Commercial loans	885,566	839,788	792,752	5.5	11.7
Residential mortgage loans	422,188	467,586	469,987	(9.7)	(10.2)
Consumer loans	64,557	66,100	68,719	(2.3)	(6.1)
Residential construction loans	99,874	87,164	77,442	14.6	29.0
Total loans	1,653,988	1,627,817	1,592,507	1.6	3.9
Allowance for loan losses	(22,801)	(23,105)	(20,234)	(1.3)	12.7
Net loans	1,631,187	1,604,712	1,572,273	1.6	3.7
Premises and equipment, net	19,799	20,226	20,751	(2.1)	(4.6)
Bank owned life insurance ("BOLI")	26,560	26,514	26,435	0.2	0.5
Deferred tax assets	9,377	9,183	7,274	2.1	28.9
Federal Home Loan Bank ("FHLB") stock	9,060	10,594	11,629	(14.5)	(22.1)
Accrued interest receivable	9,486	10,429	11,039	(9.0)	(14.1)
Other real estate owned ("OREO")	—	—	711	—	(100.0)
Goodwill	1,516	1,516	1,516	—	—
Other assets	7,420	8,858	7,575	(16.2)	(2.0)
Total assets	$1,973,311	$1,958,914	$1,900,774	0.7%	3.8%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$489,700	$459,677	$429,899	6.5%	13.9%
Interest-bearing demand	208,802	204,236	154,803	2.2	34.9
Savings	518,405	455,449	426,563	13.8	21.5
Time, under $100,000	245,423	264,671	271,860	(7.3)	(9.7)
Time, $100,000 to $250,000	74,282	95,595	113,351	(22.3)	(34.5)
Time, $250,000 and over	57,704	78,331	86,981	(26.3)	(33.7)
Total deposits	1,594,316	1,557,959	1,483,457	2.3	7.5
Borrowed funds	165,000	200,000	223,000	(17.5)	(26.0)
Subordinated debentures	10,310	10,310	10,310	—	—
Accrued interest payable	231	248	228	(6.9)	1.3
Accrued expenses and other liabilities	14,698	16,486	17,172	(10.8)	(14.4)
Total liabilities	1,784,555	1,785,003	1,734,167	(0.0)	2.9
Shareholders' equity:
Common stock	92,810	91,873	91,103	1.0	1.9
Retained earnings	105,811	90,669	79,253	16.7	33.5
Treasury stock, at cost	(9,668)	(7,442)	(2,991)	29.9	223.2
Accumulated other comprehensive loss	(197)	(1,189)	(758)	NM*	NM*
Total shareholders' equity	188,756	173,911	166,607	8.5	13.3
Total liabilities and shareholders' equity	$1,973,311	$1,958,914	$1,900,774	0.7%	3.8%

COMMON SHARES AT PERIOD END:
Shares issued	11,031	10,961	10,939
Shares outstanding	10,415	10,456	10,728
Treasury shares	615	505	211

NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

June 30,2021

				Jun. 30, 2021 vs.
	For the three months ended			Mar. 31, 2021		Jun. 30, 2020
(In thousands, except percentages and per share amounts)	Jun. 30, 2021	Mar. 31, 2021	Jun. 30, 2020	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$33	$24	$23	$9	37.5%	$10	43.5%
FHLB stock	53	63	79	(10)	(15.9)	(26)	(32.9)
Securities:
Taxable	253	292	437	(39)	(13.4)	(184)	(42.1)
Tax-exempt	9	10	17	(1)	(10)	(8)	(47.1)
Total securities	262	302	454	(40)	(13.2)	(192)	(42.3)
Loans:
SBA loans	776	783	709	(7)	(0.9)	67	9.4
SBA PPP loans	1,748	1,730	723	18	1.0	1,025	141.8
Commercial loans	10,734	10,474	9,815	260	2.5	919	9.4
Residential mortgage loans	4,906	5,128	5,554	(222)	(4.3)	(648)	(11.7)
Consumer loans	682	857	875	(175)	(20.4)	(193)	(22.1)
Residential construction loans	1,486	1,215	1,046	271	22.3	440	42.1
Total loans	20,332	20,187	18,722	145	0.7	1,610	8.6
Total interest income	20,680	20,576	19,278	104	0.5	1,402	7.3
INTEREST EXPENSE
Interest-bearing demand deposits	307	309	329	(2)	(0.6)	(22)	(6.7)
Savings deposits	419	431	547	(12)	(2.8)	(128)	(23.4)
Time deposits	1,171	1,463	2,454	(292)	(20.0)	(1,283)	(52.3)
Borrowed funds and subordinated debentures	334	355	423	(21)	(5.9)	(89)	(21.0)
Total interest expense	2,231	2,558	3,753	(327)	(12.8)	(1,522)	(40.6)
Net interest income	18,449	18,018	15,525	431	2.4	2,924	18.8
Provision for loan losses	—	500	2,500	(500)	(100.0)	(2,500)	(100.0)
Net interest income after provision for loan losses	18,449	17,518	13,025	931	5.3	5,424	41.6
NONINTEREST INCOME
Branch fee income	269	295	207	(26)	(8.8)	62	30.0
Service and loan fee income	509	625	390	(116)	(18.6)	119	30.5
Gain on sale of SBA loans held for sale, net	496	245	92	251	102.4	404	439.1
Gain on sale of mortgage loans, net	1,066	1,750	1553	(684)	(39.1)	(487)	(31.4)
BOLI income	133	129	154	4	3.1	(21)	(13.6)
Net security gains	23	310	79	(287)	(92.6)	(56)	(70.9)
Other income	399	372	336	27	7.3	63	18.8
Total noninterest income	2,895	3,726	2,811	(831)	(22.3)	84	3.0
NONINTEREST EXPENSE
Compensation and benefits	6,333	6,063	5,553	270	4.5	780	14.0
Processing and communications	750	807	769	(57)	(7.1)	(19)	(2.5)
Furniture and equipment	659	649	641	10	1.5	18	2.8
Occupancy	631	706	630	(75)	(10.6)	1	0.2
Professional services	339	380	261	(41)	(10.8)	78	29.9
BSA expenses	282	168	488	114	67.9	(206)	(42.2)
Other loan expenses	165	143	168	22	15.4	(3)	(1.8)
Loan collection & OREO expenses (recoveries)	54	(49)	1	103	(210.2)	53	5,300.0
Deposit insurance	225	214	159	11	5	66	41.5
Advertising	403	268	207	135	50.4	196	94.7
Director fees	204	208	181	(4)	(1.9)	23	12.7
Other expenses	415	245	119	170	69.4	296	248.7
Total noninterest expense	10,460	9,802	9,177	658	6.7	1,283	14.0
Income before provision for income taxes	10,884	11,442	6,659	(558)	(4.9)	4,225	63.4
Provision for income taxes	2,466	2,946	1,488	(480)	(16.3)	978	65.7
Net income	$8,418	$8,496	$5,171	$(78)	(0.9)%	$3,247	62.8%

Effective tax rate	22.7%	25.7%	22.3%
Net income per common share - Basic	$0.81	$0.81	$0.48
Net income per common share - Diluted	$0.80	$0.80	$0.47

Weighted average common shares outstanding - Basic	10,427	10,437	10,792
Weighted average common shares outstanding - Diluted	10,569	10,565	10,888

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

June 30,2021

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2021	2020	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$57	$212	$(155)	(73.1)%
FHLB stock	116	188	(72)	(38.3)
Securities:
Taxable	546	948	(402)	(42.4)
Tax-exempt	18	39	(21)	(53.8)
Total securities	564	987	(423)	(42.9)
Loans:
SBA loans	1,559	1,694	(135)	(8.0)
SBA PPP loans	3,477	723	2,754	380.9
Commercial loans	21,210	19,748	1,462	7.4
Residential mortgage loans	10,034	11,324	(1,290)	(11.4)
Consumer loans	1,538	1,835	(297)	(16.2)
Residential construction loans	2,701	2,153	548	25.5
Total loans	40,519	37,477	3,042	8.1
Total interest income	41,256	38,864	2,392	6.2
INTEREST EXPENSE
Interest-bearing demand deposits	616	706	(90)	(12.7)
Savings deposits	851	1,499	(648)	(43.2)
Time deposits	2,634	4,900	(2,266)	(46.2)
Borrowed funds and subordinated debentures	688	989	(301)	(30.4)
Total interest expense	4,789	8,094	(3,305)	(40.8)
Net interest income	36,467	30,770	5,697	18.5
Provision for loan losses	500	4,000	(3,500)	(87.5)
Net interest income after provision for loan losses	35,967	26,770	9,197	34.4
NONINTEREST INCOME
Branch fee income	564	523	41	7.8
Service and loan fee income	1,133	766	367	47.9
Gain on sale of SBA loans held for sale, net	741	565	176	31.2
Gain on sale of mortgage loans, net	2,817	2,604	213	8.2
BOLI income	261	327	(66)	(20.2)
Net security gains (loss)	333	(91)	424	(465.9)
Other income	772	662	110	16.6
Total noninterest income	6,621	5,356	1,265	23.6
NONINTEREST EXPENSE
Compensation and benefits	12,396	10,992	1,404	12.8
Processing and communications	1,557	1,477	80	5.4
Furniture and equipment	1,308	1,296	12	0.9
Occupancy	1,337	1,253	84	6.7
Professional services	720	531	189	35.6
BSA expenses	450	550	(100)	(18.2)
Other loan expenses	308	257	51	19.8
Loan collection & OREO expenses	5	187	(182)	(97.3)
Deposit insurance	439	247	192	77.7
Advertising	671	497	174	35.0
Director fees	412	381	31	8.1
Other expenses	660	833	(173)	(20.8)
Total noninterest expense	20,263	18,501	1,762	9.5
Income before provision for income taxes	22,325	13,625	8,700	63.9
Provision for income taxes	5,411	3,086	2,325	75.3
Net income	$16,914	$10,539	$6,375	60.5%

Effective tax rate	24.2%	22.6%
Net income per common share - Basic	$1.62	$0.97
Net income per common share - Diluted	$1.60	$0.96
Weighted average common shares outstanding - Basic	10,432	10,838
Weighted average common shares outstanding - Diluted	10,567	10,962

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

June 30,2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	June 30, 2021			June 30, 2020
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$124,728	$33	0.11%	$73,899	$23	0.13%
FHLB stock	4,725	53	4.46	5,976	79	5.32
Securities:
Taxable	34,609	253	2.94	53,592	437	3.28
Tax-exempt	1,754	11	2.49	3,534	21	2.39
Total securities (A)	36,363	264	2.92	57,126	458	3.22
Loans:
SBA loans	50,742	776	6.14	47,964	709	5.95
SBA PPP loans	164,073	1,748	4.27	100,586	723	2.89
Commercial loans	865,292	10,734	4.98	783,962	9,815	5.04
Residential mortgage loans	434,558	4,906	4.53	461,156	5,554	4.84
Consumer loans	61,357	682	4.46	72,495	875	4.85
Residential construction loans	94,388	1,486	6.31	73,475	1,046	5.73
Total loans (B)	1,670,410	20,332	4.88	1,539,638	18,722	4.89
Total interest-earning assets	$1,836,226	$20,682	4.52%	$1,676,639	$19,282	4.63%

Noninterest-earning assets:
Cash and due from banks	23,511			20,698
Allowance for loan losses	(23,043)			(17,909)
Other assets	75,300			74,076
Total noninterest-earning assets	75,768			76,865
Total assets	$1,911,994			$1,753,504

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$219,244	$307	0.56%	$163,685	$329	0.81%
Total savings deposits	509,476	419	0.33	421,647	547	0.52
Total time deposits	422,472	1,171	1.11	482,734	2,454	2.04
Total interest-bearing deposits	1,151,192	1,897	0.66	1,068,066	3,330	1.25
Borrowed funds and subordinated debentures	78,991	334	1.69	107,761	423	1.58
Total interest-bearing liabilities	$1,230,183	$2,231	0.73%	$1,175,827	$3,753	1.28%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	482,536			394,723
Other liabilities	14,713			17,682
Total noninterest-bearing liabilities	497,249			412,405
Total shareholders' equity	184,562			165,272
Total liabilities and shareholders' equity	$1,911,994			$1,753,504

Net interest spread		$18,451	3.79%		$15,529	3.35%
Tax-equivalent basis adjustment		(2)			(4)
Net interest income		$18,449			$15,525
Net interest margin			4.03%			3.73%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

June 30,2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	June 30, 2021			March 31, 2021
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$124,728	$33	0.11%	$90,830	$24	0.11%
FHLB stock	4,725	53	4.46	5,167	63	4.98
Securities:
Taxable	34,609	253	2.94	38,741	292	3.06
Tax-exempt	1,754	11	2.49	2,405	12	2.03
Total securities (A)	36,363	264	2.92	41,146	304	3.00
Loans:
SBA loans	50,742	776	6.14	48,845	783	6.50
SBA PPP loans	164,073	1,748	4.27	142,581	1,730	4.92
Commercial loans	865,292	10,734	4.98	849,065	10,474	5.00
Residential mortgage loans	434,558	4,906	4.53	455,782	5,128	4.56
Consumer loans	61,357	682	4.46	63,440	857	5.48
Residential construction loans	94,388	1,486	6.31	88,992	1,215	5.54
Total loans (B)	1,670,410	20,332	4.88	1,648,705	20,187	4.97
Total interest-earning assets	$1,836,226	$20,682	4.52%	$1,785,848	$20,578	4.67%

Noninterest-earning assets:
Cash and due from banks	23,511			23,781
Allowance for loan losses	(23,043)			(23,308)
Other assets	75,300			76,309
Total noninterest-earning assets	75,768			76,782
Total assets	$1,911,994			$1,862,630

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$219,244	$307	0.56%	$209,020	$309	0.60%
Total savings deposits	509,476	419	0.33	476,463	431	0.37
Total time deposits	422,472	1,171	1.11	438,250	1,463	1.35
Total interest-bearing deposits	1,151,192	1,897	0.66	1,123,733	2,203	0.80
Borrowed funds and subordinated debentures	78,991	334	1.69	89,699	355	1.61
Total interest-bearing liabilities	$1,230,183	$2,231	0.73%	$1,213,432	$2,558	0.85%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	482,536			455,146
Other liabilities	14,713			17,418
Total noninterest-bearing liabilities	497,249			472,564
Total shareholders' equity	184,562			176,634
Total liabilities and shareholders' equity	$1,911,994			$1,862,630

Net interest spread		$18,451	3.79%		$18,020	3.82%
Tax-equivalent basis adjustment		(2)			(2)
Net interest income		$18,449			$18,018
Net interest margin			4.03%			4.09%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

June 30,2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the year ended
	June 30, 2021			June 30, 2020
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$107,873	$57	0.11%	$71,548	$212	0.60%
FHLB stock	4,945	116	4.73	6,429	188	5.88
Securities:
Taxable	36,664	546	3.00	56,917	948	3.35
Tax-exempt	2,077	23	2.23	3,659	49	2.69
Total securities (A)	38,741	569	2.96	60,576	997	3.31
Loans:
SBA loans	49,799	1,559	6.31	49,127	1,694	6.93
SBA PPP loans	153,387	3,477	4.57	50,412	723	2.88
Commercial loans	857,223	21,210	4.99	776,729	19,748	5.11
Residential mortgage loans	445,111	10,034	4.55	461,952	11,324	4.93
Consumer loans	62,393	1,538	4.97	72,445	1,835	5.09
Residential construction loans	91,705	2,701	5.94	71,682	2,153	6.04
Total loans (B)	1,659,618	40,519	4.92	1,482,347	37,477	5.08
Total interest-earning assets	$1,811,177	$41,261	4.59%	$1,620,900	$38,874	4.82%

Noninterest-earning assets:
Cash and due from banks	23,645			21,320
Allowance for loan losses	(23,175)			(17,303)
Other assets	75,803			72,228
Total noninterest-earning assets	76,273			76,245
Total assets	$1,887,450			$1,697,145

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$214,160	$616	0.58%	$162,939	$706	0.87%
Total savings deposits	493,061	851	0.35	423,277	1,499	0.71
Total time deposits	430,317	2,634	1.23	459,218	4,900	2.15
Total interest-bearing deposits	1,137,538	4,101	0.73	1,045,434	7,105	1.37
Borrowed funds and subordinated debentures	84,316	688	1.65	119,409	989	1.67
Total interest-bearing liabilities	$1,221,854	$4,789	0.79%	$1,164,843	$8,094	1.40%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	468,916			351,203
Other liabilities	16,069			16,891
Total noninterest-bearing liabilities	484,985			368,094
Total shareholders' equity	180,611			164,208
Total liabilities and shareholders' equity	$1,887,450			$1,697,145

Net interest spread		$36,472	3.80%		$30,780	3.42%
Tax-equivalent basis adjustment		(5)			(10)
Net interest income		$36,467			$30,770
Net interest margin			4.06%			3.82%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

June 30,2021

Amounts in thousands, except percentages	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$22,965	$23,105	$22,237	$20,234	$17,376
Provision for loan losses charged to expense	—	500	1,000	2,000	2,500
	22,965	23,605	23,237	22,234	19,876
Less: Chargeoffs
SBA loans	164	282	—	1	—
Commercial loans	20	373	150	—	219
Consumer loans	—	1	—	—	—
Total chargeoffs	184	656	150	1	219
Add: Recoveries
SBA loans	19	15	—	3	75
Commercial loans	1	1	18	1	502
Total recoveries	20	16	18	4	577
Net chargeoffs (recoveries)	164	640	132	(3)	(358)
Balance, end of period	$22,801	$22,965	$23,105	$22,237	$20,234

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$1,713	$1,560	$2,473	$3,446	$2,363
Commercial loans	1,637	952	1,325	527	413
Residential mortgage loans	4,043	6,711	5,217	3,722	6,192
Consumer loans	3	—	1,295	1,293	505
Residential construction loans	2,289	2,565	1,750	—	—
Total nonperforming loans	9,685	11,788	12,060	8,988	9,473
Other real estate owned ("OREO")	—	—	—	711	711
Nonperforming assets	9,685	11,788	12,060	9,699	10,184
Less: Amount guaranteed by SBA	139	139	371	812	307
Net nonperforming assets	$9,546	$11,649	$11,689	$8,887	$9,877

Loans 90 days past due & still accruing	$574	$2,540	$449	$—	$—

Performing Troubled Debt Restructurings (TDRs)	$1,068	$1,079	$663	$673	$684

Allowance for loan losses to:
Total nonperforming loans	235.43	194.82	191.58	247.41	213.60
Nonperforming assets	235.43	194.82	191.58	229.27	198.68
Net nonperforming assets	238.85	197.14	197.66	250.22	204.86

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

June 30,2021

(In thousands, except percentages and per share amounts)	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020
SUMMARY OF INCOME:
Total interest income	$20,680	$20,576	$20,288	$19,764	$19,278
Total interest expense	2,231	2,558	2,949	3,437	3,753
Net interest income	18,449	18,018	17,339	16,327	15,525
Provision for loan losses	—	500	1,000	2,000	2,500
Net interest income after provision for loan losses	18,449	17,518	16,339	14,327	13,025
Total noninterest income	2,895	3,726	4,254	3,336	2,811
Total noninterest expense	10,460	9,802	10,725	10,037	9,177
Income before provision for income taxes	10,884	11,442	9,868	7,626	6,659
Provision for income taxes	2,466	2,946	2,523	1,866	1,488
Net income	$8,418	$8,496	$7,345	$5,760	$5,171

Net income per common share - Basic	$0.81	$0.81	$0.70	$0.54	$0.48
Net income per common share - Diluted	$0.80	$0.80	$0.69	$0.54	$0.47

COMMON SHARE DATA:
Market price per share	$22.05	$22.00	$17.55	$11.58	$14.30
Dividends paid	$0.09	$0.08	$0.08	$0.08	$0.08
Book value per common share	$18.12	$17.38	$16.63	$16.01	$15.53

Weighted average common shares outstanding - Basic	10,427	10,437	10,532	10,630	10,792
Weighted average common shares outstanding - Diluted	10,569	10,565	10,629	10,706	10,888
Issued common shares	11,031	10,996	10,961	10,943	10,939
Outstanding common shares	10,416	10,422	10,456	10,570	10,728
Treasury shares	615	574	505	373	211

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.77%	1.85%	1.61%	1.28%	1.19%
Return on average equity	18.29	19.51	17.07	13.76	12.59
Efficiency ratio	49.06	45.74	50.31	50.80	50.27
Noninterest expense to average assets	2.19	2.13	2.35	2.23	2.10

BALANCE SHEET DATA:
Total assets	$1,973,311	$2,004,818	$1,958,914	$1,930,836	$1,900,774
Total deposits	1,594,316	1,628,393	1,557,959	1,493,440	1,483,457
Total loans	1,653,988	1,668,448	1,627,817	1,613,291	1,592,507
Total securities	37,054	34,551	47,571	50,387	54,888
Total shareholders' equity	188,756	181,186	173,911	169,234	166,607
Allowance for loan losses	22,801	22,965	23,105	22,237	20,234

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.52%	4.67%	4.64%	4.58%	4.63%
Interest-bearing liabilities	0.73	0.85	0.98	1.15	1.28
Net interest spread	3.79	3.82	3.66	3.43	3.35
Net interest margin	4.03	4.09	3.97	3.78	3.73

CREDIT QUALITY:
Nonperforming assets	$9,685	$11,788	$12,060	$9,699	$10,184
QTD net chargeoffs (recoveries) (annualized) to QTD average loans	0.04%	0.16%	0.03%	—%	(0.09)%
Allowance for loan losses to total loans	1.38	1.38	1.42	1.38	1.27
Nonperforming assets to total loans	0.59	0.71	0.74	0.56	0.59
Nonperforming assets to total assets	0.49	0.59	0.62	0.50	0.54

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.57%	9.04%	8.88%	8.76%	8.77%
Community bank leverage ratio	10.11	10.19	10.09	9.95	10.01

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	208	209	206	196	191